Exhibit 10.67

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (“Amendment”) made and entered into this 30th day of October, 2008, by and between G &I VI 321/323 NORRISTOWN FE LLC, a Delaware limited liability company, hereinafter referred to as “Landlord” and CLINFORCE, INC., a Delaware corporation with its principal place of business at 4815 Emperor Boulevard, Durham, NC 27713, hereinafter referred to as “Tenant”

WHEREAS, Landlord leased a total of 11,154 rentable square feet (“RSF”) of space commonly referred to as Suite 200 (4,739 RSF), Suite 205 (2,979 RSF) and Suite 215 (3,436 RSF) (collectively, the “Original Premises”) located at 321 Norristown Road, Ambler, PA, 19002 (“Building”), to Tenant pursuant to that certain Lease dated August 7, 2006, as amended January 2, 2007, and as amended September 23, 2008, hereinafter collectively referred to as “Lease,” the Original Premises being more particularly described therein; and

WHEREAS, Tenant desires to expand the size of the Original Premises by adding an additional 3,305 RSF of space (Suite 225) under the Lease;

WHEREAS, Landlord and Tenant wish to amend the Lease as follows;

NOW, THEREFORE, in consideration of these present and the agreement of each other, Landlord and Tenant agree that the Lease shall be and the same is hereby amended as follows:

1.

Incorporation of Recitals.  The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.

2.

Lease of Additional Premises.

(a)       The Lease is hereby amended to provide that Landlord hereby demises and lets unto Tenant, and Tenant hereby leases and hires from Landlord, all that certain space on the second floor of the Building  containing  approximately 3,305  RSF of  space  (Suite 225)  (the “Additional Premises”),  as shown on Exhibit “A”, attached hereto and made a part hereof.

(b)      The term of the Lease for the Additional Premises shall commence on the date which is the earlier of (i) when Tenant, with Landlord's prior consent, assumes possession of the Additional Premises for its Permitted Uses, or (ii) upon substantial completion of the improvements required to be made by Landlord to the Additional Premises under Article 2(c) below (“Additional Premises Commencement Date”).   Substantial completion means that the initial improvements called for by this Third Amendment have been completed to the extent that the Additional Premises may be occupied by Tenant for its Permitted Use, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a temporary or permanent certificate of occupancy permitting the occupancy of the Additional Premises, if required by law (hereafter, “substantial completion”).   It is estimated that the Additional Premises Commencement Date will be December 1, 2008.  It is the mutual intention of Landlord and Tenant that the Additional Premises shall be leased to and occupied by Tenant on and subject to all of the terms, covenants and conditions of the Lease except as otherwise expressly provided to the contrary in this Third Amendment, and to that end, Landlord and Tenant hereby agree that from and after the Additional Premises Commencement Date, the word “Premises”, as defined in the Lease, shall mean and include both the Original Premises and the Additional Premises, containing a total of 14,459 RSF, unless the context otherwise requires.

(c)       The Additional Premises shall be delivered to Tenant on an “As Is” basis except as indicated on the mutually agreed upon Plan/Construction Scope of Work entitled “SP-2”, dated August 20, 2008 and drawn by Charles Matsinger Associates, which shall be turn-keyed by Landlord using building standard finishes (“Landlord’s Work”), and which is attached hereto, made a part hereof and marked as Exhibit “B”.

(d)     Upon completion of Landlord’s Work, Landlord and Tenant shall schedule a pre-occupancy inspection of the Additional Premises, at which time a punchlist of outstanding items, if any, shall be completed.  Landlord shall use reasonable efforts to complete the items on the punchlist within thirty (30) days, or if the nature of the items requires additional time, within such additional time as is reasonable necessary.

(e)       The Additional Premises Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit "C".  If Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord’s determination of such dates shall be deemed accepted.

3.

Term:

The Lease Term for the Additional Premises shall commence on the Additional Premises Commencement Date.  The Additional Premises shall expire co-terminous with the Second Amendment to Lease dated September 23, 2008, 59 months following the Additional Premises Commencement Date (“Additional Premises Termination Date”).

4.

Fixed Rent:

(a)

From and after the Additional Premises Commencement Date, Tenant shall pay to Landlord Fixed Rent for the Original Premises and the Additional Premises (14,459 RSF) as follows:

TIME	PER	MONTHLY	ANNUAL
PERIOD	RSF	INSTALLMENT	BASE RENT

Additional Premises
Commencement Date-
9/30/09	$19.50	$23,495.88	$281,950.50

10/1/09-9/30/10	$20.00	$24,098.33	$289,180.00

10/1/10-9/30/11	$20.50	$24,700.79	$296,409.50

10/1/11-9/30/12	$21.00	$25,303.25	$303,639.00

10/1/12- Additional	$21.50	$25,905.71	$310,868.50
Premises Termination
Date

(b)

 Tenant shall pay to Landlord without notice or demand, and without set-off, except as set forth in this Lease, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth above, in advance on the first day of each calendar month during the Term by (i) check sent to Landlord at G & I VI Interchange Office LLC, Lockbox #6921, PO Box 8500, Philadelphia, PA 17178-6921 or (ii) wire transfer of immediately available funds to the account at Wachovia Bank, G & I VI Interchange Office LLC,  Account #2000030594526, ABA #031201467; such transfer to be confirmed by Landlord’s accounting department upon written request by Tenant.  All payments must include the following information:  Building #D125 and Lease #008638.   The Lease number shall be provided by Landlord within a reasonable time following execution of this Second Amendment.

5.

Tenant’s Proportionate Share.   From and after the Additional Premises Commencement Date, Tenant’s Proportionate Share shall be 24.10%.

6.

Tenant Representations:  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Original Premises; (ii)  there are no defaults by Landlord under the Lease, (iii) Tenant’s security deposit is $7,305.96; and (iv) the Base Year for the Original Premises and for the Additional Premises is 2006.

7.

Brokerage Commission

Landlord and Tenant mutually represent and warrant to each other that they have not dealt, and will not deal, with any real estate broker or sales representative in connection with this proposed transaction except for CresaPartners.   Each party agrees to indemnify, defend and hold harmless the other and their directors, officers and employees from and against all threatened or asserted claims, liabilities, costs and damages (including reasonable attorney’s fees and disbursements) which may occur as a result of a breach of this representation.

8.

Binding Effect.  Except as expressly amended hereby, the Lease remains in full force and effect in accordance with its terms.  Tenant specifically acknowledges and agrees that Article 18 of the Lease concerning Confession of Judgment is and shall remain in full force and effect in accordance with its terms.

9.

OFAC/PATRIOT ACT COMPLIANCE.  Tenant represents, warrants and covenants that Tenant is not (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (“Order”) and all applicable provisions of Title III of the USA Patriot Act (Public Law No. 107-56 (October 26, 2001)); (ii) listed on the Denied Persons List and Entity List maintained by the United States Department of Commerce; (iii) listed on the List of Terrorists and List of Disbarred Parties maintained by the United States Department of State, (iv) listed on any list or qualification of “Designated Nationals” as defined in the Cuban Assets Control Regulations 31 C.F.R. Part 515; (v) listed on any other publicly available list of terrorists, terrorist organizations or narcotics traffickers maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to the Order, the rules and regulations of OFAC (including without limitation the Trading with the Enemy Act, 50 U.S.C. App. 1-44; the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06; the unrepealed provision of the Iraq Sanctions Act, Publ.L. No. 101-513; the United Nations Participation Act, 22 U.S.C. § 2349 as-9; The Cuban Democracy Act, 22 U.S.C. §§ 6001-10; The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 233; and The Foreign Narcotic Kingpin Designation Act, Publ. L. No. 106-120 and 107-108, all as may be amended from time to time); or any other applicable requirements contained in any enabling legislation or other Executive Orders in respect of the Order (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”); (vi) engaged in activities prohibited in the Orders; or (vii) (and has not been) convicted, pleaded nolo contendere, indicted, arraigned or custodially detained on charges involving money laundering or predicate crimes to money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes or in connection with the Bank Secrecy Act (31 U.S.C. §§ 5311 et. seq.).  Tenant further represents, warrants and covenants that Tenant shall conduct its business operations in compliance with the forgoing laws, rules, orders and regulations.   Tenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing representations, warranties and covenants.  The breach of either of the above representations, warranties and covenants by Tenant shall be an Event of Default under this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this agreement on the date first above written.

LANDLORD:
G &I VI 321/323 NORRISTOWN FE LLC
WITNESS:

//SIGNED//Y. Alexander	By:	//SIGNED//Jean Marie Apruzzese
	Name:	Jean Marie Apruzzesse
	Title:	Vice President

TENANT:
CLINFORCE, INC
ATTEST:

//SIGNED//Maria Phillips	By:	//SIGNED//Tony Sims 10/23/08
	Name:	Tony Sims
	Title:	President

EXHIBIT “A”

SPACE PLAN OF THE ADDITIONAL PREMISES

EXHIBIT “B”

LANDLORD’S WORK

SCOPE
OFFICE
STAIR 1
ELEC
H.C. TLT.
SHAFT
MECH
WOMEN
TEL
STAIR 2
LEGEND:
EXISTING PARTITION
DEMOLITION
NEW PARTITION TO UNDERSIDE OF CEILING
NEW PARTITION TO DECK
NEW MILLWORK
SPACE PLAN

STANDARD PRICING NOTES

PARTITIONS:

- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]

DOORS:

- ☒ [illegible]
- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]

CEILINGS:

- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]

LIGHTING:

- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]

ELECTRICAL:

- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☒ [illegible]
- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]

FLOOR FINISHES:

- ☒ [illegible]
- ☒ [illegible]
- ☐ [illegible]
- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]

WALL FINISHES:

- ☒ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]

MILLWORK:

- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☐ [illegible]
- ☒ [illegible]
- ☐ [illegible]

EXHIBIT “C”

Tenant: ClinForce, Inc.

Premises: Suite ___, 321 Norristown Rd., Ambler, PA

Total Square Footage: 14,459 RSF

CONFIRMATION OF LEASE TERM

THIS MEMORANDUM is made as of the ___ day of _________,  2008, between G &I VI 321/323 NORRISTOWN FE LLC, a Delaware limited liability company, with an office at 220 East 42nd Street, New York, New York ("Landlord") and CLINFORCE, INC. with its principal place of business at 4815 Emperor Blvd., Durham, NC 27713 ("Tenant"), who entered into an amendment dated for reference purposes as of ___________ __, 2008, covering certain premises located at  Suite ___, 321 Norristown Rd., Ambler, PA.  All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

1.

The Parties to this Memorandum hereby agree that the date of ______________, 200_ is the "Additional Premises Commencement Date" of the Term and the date ___________________ is the expiration date of the Lease.

2.

Tenant hereby confirms the following:

(a)

That it has accepted possession of the Additional Premises pursuant to the terms of the Third Amendment;

(b)

That the improvements, including the Landlord’s Work, required to be furnished according to the Lease by Landlord have been substantially completed;

(c)

That Landlord has fulfilled all of its duties of an inducement nature or is otherwise set forth in the Third Amendment;

(d)

That there are no offsets or credits against rentals, and the $7,305.96 Security Deposit has been paid as provided in the Lease;

(e)

That there is no default by Landlord or Tenant under the Lease and the Lease is in full force and effect.

3.

Landlord hereby confirms to Tenant that its Building Number is D125 and its Lease Number is _______.  This information must accompany each Rent check or wire payment.

4.	Tenant’s Notice Address is:	Tenant’s Billing Address is:

ClinForce, Inc.
4815 Emperor Blvd.
Durham, NC 27713
	Attn: Maria Phillips	Attn:
	Phone No.	Phone No.:
	Fax No.	Fax No.:
	E-mail:	E-mail:

5.

This Memorandum, each and all of the provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.

WITNESS:	LANDLORD:
G &I VI 321/323 NORRISTOWN FE LLC

By:

WITNESS:	TENANT:
CLINFORCE, INC.

By: